Other Income (Expenses), Net (Tables)	12 Months Ended
Dec. 31, 2016
Other Income (Expenses), Net [Abstract]
Interest and Other Income [Table Text Block]
Other income (expenses), net consisted of the following:

For the	Year ended December 31
millions of Canadian dollars	2016	2015
Gain on sale of APUC common shares (note 6)	$160	$-
Gain on conversion of APUC subscription receipts and dividend equivalents to common shares of APUC (note 6)	63	-
Gain on BLPC Self-Insurance Fund ("SIF") regulatory liability (1)	53	-
Allowance for equity funds used during construction	22	2
Foreign exchange (losses) gains and mark-to-market adjustments related to the TECO Energy acquisition (2)	(135)	119
Gain on sale of NWP investment (3)	-	19
Other	11	1
	$174	$141
(1) In June 2016, BLPC secured support from the Government of Barbados and the Trustees of the SIF to reduce the contingency funding in the SIF to $22 million USD. As a result, Emera reduced the SIF regulatory liability to $30 million ($22 million USD) and recorded a pre-tax gain of $53 million (after-tax gain of $43 million).
(2) Mark-to-market adjustments included in Emera’s other income related to the effect of TECO Energy convertible debenture related USD-denominated currency and forward contracts. These contracts were put in place to economically hedge the anticipated proceeds from the 2015 sale of $2.185 billion 4 per cent convertible unsecured subordinated debentures represented by instalment receipts (“the Debenture Offering” or “Debentures” or “Convertible Debentures”) for the TECO Energy acquisition.
(3) On January 25, 2015, Emera completed the sale of its 49 per cent interest in NWP. This resulted in a pre-tax gain of $19 million (after-tax gain of $12 million).